Supplement dated March 10, 2020
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2019,
Issued by National Integrity Life Insurance Company
through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

In Part 1 – Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the fee and expense information related to the ETF Shares of iShares Core S&P Mid-Cap ETF and Vanguard Emerging Markets Stock Index Fund (each, a “Fund” and, together, the “Funds”) is replaced with the following current fee and expense information for the Funds:

Total Annual Fund Operating Expenses
Gross annual Fund expenses1 as a percentage of average net assets in each Fund:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
Equity Subaccounts:
iShares Core S&P Mid-Cap ETF [2,3]	0.06%	0.00%	0.00%	0.00%	0.06%
International and Alternative Subaccounts:
Vanguard Emerging Markets Stock Index Fund, ETF Shares	0.08%	0.00%	0.02%	0.00%	0.10%

(1)
Each Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.

(2)
The Fund’s investment advisory agreement provides that the Fund’s investment advisor will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

(3)	The Fund’s expense information in the table has been restated to reflect current fees.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

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